EXHIBIT 10.02

AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT
AND
AMENDMENT NO. 7 TO PERFORMANCE UNDERTAKING

THIS AMENDMENT (this “Amendment”) is entered into as of May 15, 2005, among Ceridian Corporation, a Delaware corporation (“Ceridian” or “Performance Guarantor”), Comdata Funding Corporation, a Delaware corporation (“Seller”), Comdata Network, Inc., a Maryland corporation (the “Servicer”) (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), each Financial Institution party hereto (the “Financial Institutions”), Jupiter Securitization Corporation (“Jupiter” and, together with the Financial Institutions, the “Purchasers”), and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), as agent for the Purchasers (the “Agent”).

RECITALS

Each of the parties hereto other than Ceridian entered into that certain Receivables Purchase Agreement, dated as of June 24, 2002, as amended by  Amendment No. 1 thereto, dated as of June 20, 2003, Amendment No. 2, dated as of June 17, 2004, Amendment No. 3, dated as of August 4, 2004, Amendment No. 4, dated as of September 30, 2004, Amendment No. 5, dated as of November 9, 2004, Amendment No. 6, dated as of December 31, 2004, Amendment No. 7, dated as of January 14, 2005, and Amendment No. 8, dated as of March 31, 2005 (such agreement, as so amended, the “Purchase Agreement”).

Performance Guarantor entered into that certain Performance Undertaking dated as of June 24, 2002, in favor of Seller, as amended by  Amendment No. 1 thereto, dated as of August 4, 2004, Amendment No. 2, dated as of September 30, 2004, Amendment No. 3, dated as of November 9, 2004, Amendment No. 4, dated as of December 31, 2004, Amendment No. 5, dated as of January 14, 2005 and Amendment No. 6, dated as of March 31, 2005 (such undertaking, as so amended, the “Performance Undertaking”).

Ceridian has advised the Agent that because of the reasons disclosed in Ceridian’s Form 12b-25 dated May 11, 2005, it has determined that it may not be able to file with the Securities and Exchange Commission (“SEC”) its quarterly report on Form 10-Q with respect to the fiscal quarter ending March 31, 2005 within the time period contemplated by the Purchase Agreement and the Performance Undertaking, and Ceridian and the Seller Parties have requested that the Agent and the Purchasers agree to certain potential amendments of the Purchase Agreement and the Performance Undertaking to accommodate the possibility that Ceridian will not be able to make such filing within such time period.

Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement and the Performance Undertaking as particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Definitions Used Herein.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Purchase Agreement or the Performance Undertaking, as applicable.

Section 2.  Amendments.  Subject to the terms and conditions hereinafter set forth:

(a)  The last sentence of the definition of “Material Adverse Effect” appearing in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety to provide as follows:

It is understood and agreed that none of the following, individually or in the aggregate, will constitute a Material Adverse Effect: (a) any delay in filing Ceridian’s quarterly report on Form 10-Q filed with the SEC for the fiscal quarters of Ceridian ending June 30, 2004 and September 30, 2004, which does not extend to a date later than February 28, 2005,  or any delay in filing Ceridian’s annual report on Form 10-K with the SEC for the fiscal year ending December 31, 2004, which does not extend to a date beyond April 30, 2005, or any delay in filing Ceridian’s quarterly report on Form 10-Q with the SEC for the fiscal quarter ending March 31, 2005, which does not extend to a date beyond June 15, 2005; (b) the determination by Ceridian that a  restatement is required of financial reports or other information previously required to be delivered under this Agreement with respect to periods ending before December 31, 2004, as disclosed in Borrower’s annual report on Form 10-K filed with the SEC with respect to the fiscal year ending December 31, 2004 and in other filings made by Ceridian with the SEC on or prior to May 5, 2005 relating to periods ending on or  prior to December  31, 2004 (collectively, the “Filings”), as a result of the review of various financial accounting policies and procedures  as described in  the Filings  (the “Review”); (c) any such actual restatements which are furnished to the Agent on or before May 5, 2005 (collectively, the “Restatements); and (d) any effect of the Review on the financial statements furnished to the Agent with respect to any of the fiscal periods ending before December 31, 2004 which are furnished to the Agent on or before May 5, 2005, or any effect of the Review or of the review of Ceridian’s Form 12b-25 dated May 11, 2005  on the financial statements furnished to the Agent with respect to the fiscal quarter ending March 31, 2005 which are furnished to the Agent on or before June 15, 2005,  to the extent any such effect is not asserted in writing by the Agent to constitute a Material Adverse Effect on or before fourteen (14) days after any such effect is communicated in writing to the Agent.

(b)  The definition of “Material Adverse Effect” appearing in Section 1 of the Performance Undertaking is hereby amended to add the following new sentence at the end thereof:

It is understood and agreed that none of the following, individually or in the aggregate, will constitute a Material Adverse Effect: (a) any delay in filing Performance Guarantor’s quarterly report on Form 10-Q filed with the SEC for the fiscal quarters of Performance Guarantor ending June 30, 2004 and September 30, 2004, which does not extend to a date later than February 28, 2005, or any delay in filing Ceridian’s annual report on Form 10-K with the SEC for the fiscal year ending December 31, 2004, which does not extend to a date beyond April 30, 2005, or any delay in filing Performance Guarantor’s quarterly report on Form 10-Q with the SEC for the fiscal year ending March 31, 2005, which does not extend to a date beyond June 15, 2005; (b) the determination by Performance Guarantor that a  restatement is required of financial reports or other information previously required to be delivered under this Agreement with respect to periods ending before December 31, 2004, as disclosed in Borrower’s annual report on Form 10-K filed with the SEC with respect to the fiscal year ending December 31, 2004 and in other filings made by Performance Guarantor with the SEC on or prior to May 5, 2005 relating to periods ending on or  prior to December  31, 2004 (collectively, the “Filings”), as a result of the review of various financial accounting policies and procedures  as described in  the Filings  (the “Review”); (c) any such actual restatements which are furnished to the Recipient (or the Agent, as Recipient’s assignee) on or before May 5, 2005 (collectively, the “Restatements); and (d) any effect of the Review on the financial statements furnished to the Recipient (or the Agent, as Recipient’s assigns) with respect to any of the fiscal periods ending before December 31, 2004 which are furnished to Recipient (or the Agent, as Recipient’s assignee) on or before May 5, 2005, or any effect of the Review or of the review of Performance Guarantor’s Form 12b-25 dated May 11, 2005  on the financial statements furnished to the Agent with respect to the fiscal quarter ending March 31, 2005 which are furnished to the Recipient (or the Agent, as Recipient’s assignee) on or before June 15, 2005,  to the extent any such effect is not asserted in writing by the Recipient (or the Agent, as Recipient’s assigns) to constitute a Material Adverse Effect on or before fourteen (14) days after any such effect is communicated in writing to the Recipient (or the Agent, as Recipient’s assignee).

(c)  The lead-in to Section 7.1(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP (it being understood that this requirement shall not be deemed breached or violated by reason of the effect of any of the Restatements), and furnish or cause to be furnished to the Agent:

(d)  The following proviso is hereby added to the end of Section 7.1(a)(ii) of the Purchase Agreement:

provided further, that with respect to the fiscal quarter of Ceridian ending March 31, 2005, the Seller Parties will not be required to deliver the financial statements described in this Section 7.1(a)(ii) until June 15, 2005.

(e)  The proviso at the end of Section 7.1(a)(iii) of the Purchase Agreement is hereby amended and restated in its entirety to provide as follows:

provided that this Section 7.1(a)(iii) shall not be deemed breached or violated by reason of the effect of any of the Restatements.

(f)  Section 7(c) of the Performance Undertaking is hereby amended and restated in its entirety to read as follows:

Performance Guarantor shall maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Recipient (or its assigns):   (i) within 90 days after the close of each of its respective fiscal years, audited, unqualified financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for Performance Guarantor for such fiscal year certified in a manner reasonably acceptable to Recipient (or its assigns) by independent public accountants reasonably acceptable to Recipient (or its assigns), provided, however, that with respect to the fiscal year of  Performance Guarantor ending December 31, 2004, Performance Guarantor will not be required to deliver the certified audited financial statements described in this clause (c)(i) until April 30, 2005; and (ii) within 45 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of Performance Guarantor as at the close of each such period and statements of income and retained earnings and a statement of cash flows for Performance Guarantor for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer, corporate controller or treasurer; provided that with respect to the fiscal quarter of  Performance Guarantor ending March 31, 2005, Performance Guarantor will not be required to deliver the certified financial statements described in clause (c)(ii) until June 15, 2005, and provided further, that no provision of this Section 7(c) shall be deemed breached or violated by reason of the effect of any of the Restatements;

Section 3.  Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of May 15, 2005 when each of the following conditions precedent has been satisfied:

(a)  Amendment.   The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

(b)  Representations and Warranties.  As of the date hereof, after giving effect to this Amendment:

(i)                                     each of the representations and warranties of the Seller Parties contained in the Purchase Agreement or any other Transaction Document to which any Seller Party is a party, shall be true and correct as though made on and as of the date hereof, except for such representations that speak only as of an earlier date, in which case they were true and correct as of such date (and by its execution hereof, each of the Seller Parties shall be deemed to have represented and warranted such); and

(ii)                                  each of the representations and warranties of the Performance Guarantor contained in the Performance Undertaking shall be true and correct as though made on and as of the date hereof, except for such representations that speak only as of an earlier date, in which case they were true and correct as of such date (and by its execution hereof, the Performance Guarantor shall be deemed to have represented and warranted such).

(c)  No Amortization Event.  As of  the date hereof, after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of the Seller Parties shall be deemed to have represented and warranted such).

(d)  Fee.  The Agent shall have received a fully-earned and non-refundable amendment fee of $5,000 in immediately available funds.

Section 5.  Miscellaneous.

(a)  Effect; Ratification.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Performance Undertaking, the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Performance Undertaking or Purchase Agreement as amended hereby or any other instrument or agreement referred to therein.  Each reference in the Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the “Receivables Purchase Agreement” or to the “Performance Undertaking” shall mean the Purchase Agreement or Performance Undertaking, as the case may be, each as amended hereby.  Each reference in the Performance Undertaking to “this Undertaking,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Performance Undertaking or to the “Purchase Agreement” or “Receivables Purchase Agreement” shall mean the Performance Undertaking or Purchase Agreement, as applicable, each as amended hereby.  This Amendment shall be construed in connection with and as part of the Performance Undertaking and Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Performance Undertaking or Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)  Transaction Documents.  This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and the Performance Undertaking and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(c)  Costs, Fees and Expenses.  Seller agrees to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses (including, without limitation, the reasonable fees and expenses of counsels to the Agent and each Purchaser) incurred in connection with the preparation, execution and delivery of this Amendment.

(d)  Counterparts.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(e)  Severability.  Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(f)  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(g)  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY OR PERFORMANCE GUARANTOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers or signatories as of the date first written above.

COMDATA FUNDING CORPORATION, as Seller

By:	/s/ David B. Kuhnau
Name:	David B. Kuhnau
Title:	Vice President

COMDATA NETWORK, INC., as Servicer

By:	/s/ Lisa E. Peerman
Name:	Lisa E. Peerman
Title:	Vice President

CERIDIAN CORPORATION, as Performance Guarantor

By:	/s/ David B. Kuhnau
Name:	David B. Kuhnau
Title:	Vice President and Treasurer

JUPITER SECURITIZATION CORPORATION

By:	/s/ Maureen Marcon
Name:	Maureen Marcon
Title:	Authorized Signer

JPMORGAN CHASE BANK, N.A., SUCCESSOR BY MERGER TO BANK ONE, NA, as a Financial Institution and as Agent

By:	/s/ Maureen Marcon
Name:	Maureen Marcon
Title:	Vice President